UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2021

LendingClub Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

595 Market Street, Suite 200,
San Francisco,	CA	94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 415 632-5600
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 15, 2021, the Board of Directors (the “Board”) of LendingClub Corporation (the “Company”) appointed Adrienne Harris, age 39, to the Board effective as of July 29, 2021. Ms. Harris was appointed to the Board as a Class II director who will serve until the Company’s 2022 annual meeting of stockholders, or until her successor is duly elected and qualified. Ms. Harris was also appointed as a member of the Nominating and Corporate Governance Committee, the Compensation Committee and the Operational Risk Committee.

In connection with joining the Board, Ms. Harris will receive a pro rata portion of the annual cash retainer and a grant of restricted stock units, each in accordance with the Company’s non-employee director compensation policy as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 20, 2021.

The Company expects to enter into its standard form of indemnity agreement with Ms. Harris, a copy of which was filed as Exhibit 10.1 to the Company’s Form S-1/A filed with the SEC on December 1, 2014 and is incorporated herein by reference.

There are no arrangements or understandings between Ms. Harris and any other persons pursuant to which either was appointed to the Board. There are also no family relationships between Ms. Harris and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On July 15, 2021, the Company issued a press release announcing the appointment of Ms. Harris to the Board. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated July 15, 2021
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	July 15, 2021	By:	/s/ Brandon Pace
Brandon Pace
Chief Administrative Officer
(duly authorized officer)